Exhibit 10.24
Execution Version
CONSENT AND RELEASE
    This CONSENT AND RELEASE (this “Agreement”) is made as of this 14 day of February, 2023 (“Effective Date”), by and among GB001, INC., a Delaware corporation (“GB001”), GOSSAMER BIO, INC., Delaware corporation (“Parent”), GB002, INC., a Delaware corporation (“GB002”), GB004, INC., a Delaware corporation (“GB004” and GB004 together with Parent, GB001, and GB002, each a “Borrower” and, collectively, the “Borrower”) and the Subsidiaries of Parent shown as signatories hereto as Guarantors, including GB006, Inc., a Delaware corporation (“GB006”) (collectively, the “Guarantors”), MIDCAP FINANCIAL TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders, Borrower and Guarantors have entered into that certain Credit, Guaranty and Security Agreement, dated as of May 2, 2019 (as amended by that certain Omnibus First Amendment to Credit, Guaranty and Security Agreement and First Amendment to Pledge Agreement, dated as of September 18, 2019, that certain Omnibus Amendment and Joinder to Credit, Guaranty and Security Agreement and Amendment and Joinder to Pledge Agreement, dated as of March 10, 2020, that certain Second Amendment to Credit, Guaranty and Security Agreement, dated as of July 2, 2020, that certain Third Amendment to Credit, Guaranty and Security Agreement, dated as of December 7, 2022 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as the same is supplemented hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.    Parent and GB006 desire to enter into and consummate the transactions contemplated by that certain Agreement and Plan of Merger (a fully executed copy of which has been delivered to Agent on or prior to the date hereof, the “149 Bio Merger Agreement”), by and among Parent, GB006, 149 Bio, LLC, a Delaware limited liability company (the “149 Bio”), and Ategrin, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into GB006 with GB006 as the surviving company and a wholly owned subsidiary of 149 Bio (the “Merger”).

C.    Pursuant to Section 7.1 of the Credit Agreement, no Credit Party shall Transfer all or any part of its business or property other than as specifically permitted therein.

D.    Pursuant to Section 7.3 of the Credit Agreement, no Credit Party shall merge or consolidate with or into any other Person other than as specifically permitted therein.

E.    Credit Parties have requested, and Agent and Lenders have agreed, to consent to Parent and GB006 consummating the Merger in accordance with the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and the Credit Parties hereby agree as follows:
1.Recitals; Construction. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
MidCap / Gossamer / Consent and Release

Execution Version
2.Limited Consent. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, Agent and the Lenders hereby consent to Parent and GB006 consummating the Merger; provided that at the time the Merger is consummated, the GB1275 Assets (as defined in the 149 Bio Merger Agreement) are the only assets owned by GB006. The consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document, (ii) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document, (iii) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit, or (v) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.
3.Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Except as otherwise expressly provided herein with respect to GB006, nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. The Credit Parties hereby represent and warrant that at the time the Merger is consummated, the GB1275 Assets (as defined in the 149 Bio Merger Agreement) are the only assets owned, licensed or held by GB006.
4.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its reasonable discretion:
(a) Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement, from Borrower, each Guarantor, Agent and the Lenders;
(b) Agent shall have received a fully executed copy of the 149 Bio Merger Agreement and all other documents, agreements or instruments executed in connection therewith;
(c) all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(d) both immediately before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or result therefrom; and
(e)    the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.
5.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express
MidCap / Gossamer / Consent and Release

intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date. Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
6.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
7.Release of GB006. Effective automatically upon the execution, delivery and effectiveness of this Agreement and the consummation of the Merger, Agent and the Lenders hereby (i) release GB006 as a Guarantor under the Credit Agreement and any other Financing Documents, (ii) release all security interests, mortgages and other Liens granted to or held by the Agent under the Credit Agreement and any other Security Document in and to the right, title and interests of GB006, including the UCC-1 financing statement with Delaware file number 20193074528, and deem all such security interest to be hereby satisfied, release and discharged without further action of any party, and (iii) agree to take such actions and execute such documents and instruments as reasonably requested by Borrower (at Borrower’s sole expense) to effect such release.
8.Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party, including without limitation the granting of Liens in the Collateral to secure the Obligations and other Financing Documents. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent pursuant to the Financing Documents continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.
9.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
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MidCap / Gossamer / Consent and Release

Execution Version
(b)THIS AGREEMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH CREDIT PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE CREDIT AGREEMENT) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND LENDERS’ RIGHTS AGAINST SUCH CREDIT PARTY OR ITS PROPERTY. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE APPLICABLE CREDIT PARTY AT THE ADDRESS SET FORTH IN ARTICLE 11 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.
(c)TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY, AGENT AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
(d)Incorporation of Credit Agreement Provisions. The provisions contained in Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
MidCap / Gossamer / Consent and Release

Execution Version
(i)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]
MidCap / Gossamer / Consent and Release

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

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MidCap / Gossamer / Consent and Release

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MidCap / Gossamer / Consent and Release

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MidCap / Gossamer / Consent and Release

LENDER:

ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:______________________________
Name: John O'Dea
Title: Authorized Signatory

ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:______________________________
Name: John O'Dea
Title: Authorized Signatory

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MidCap / Gossamer / Consent and Release

BORROWERS:

GOSSAMER BIO, INC.

DocuSigned by:
Lou Cherico
7020AD6B3DDD49F...

By: ____________________
Name: Lou Cherico
Title: VP Finance

GB001, INC.

DocuSigned by:
Lou Cherico
7020AD6B3DDD49F...

By: ____________________
Name: Lou Cherico
Title: Treasurer

GB002, INC.

DocuSigned by:
Lou Cherico
7020AD6B3DDD49F...

By: ____________________
Name: Lou Cherico
Title: Treasurer

GB004, INC.

DocuSigned by:
Lou Cherico
7020AD6B3DDD49F...

By: ____________________
Name: Lou Cherico
Title: Treasurer

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MidCap / Gossamer / Consent and Release

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MidCap / Gossamer / Consent and Release